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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 April 25, 1996
                Date of Report (Date of earliest event reported)



                                   ONEOK Inc.
             (Exact name of registrant as specified in its charter)



       Delaware                    1-2572                    73-0383100
(State or other jurisdiction       (Commission             (IRS Employer
       of incorporation)         File Number)           Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                     74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)





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Items 1 - 4.  Not Applicable.

Item 5.       Other Events.

              On April 20, 1997 ONEOK Board member Dr. G. Rainey Williams died. Dr. Rainey's death changes the number of board members to thirteen.

Items 6 - 7.  Not Applicable





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                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 24th of April, 1997.




                                   ONEOK Inc.

                            By:    Jerry D. Neal
                                   --------------------------------
                                   Vice President, Chief Financial
                                   Officer, and Treasurer





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